UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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SCHEDULE 14A INFORMATION

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ON Semiconductor Corporation

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ON SEMICONDUCTOR CORPORATION 5005 EAST MCDOWELL ROAD PHOENIX, AZ 85008 ATTN: LAW DEPARTMENT
Your Vote Counts!
ON SEMICONDUCTOR CORPORATION
2022 Annual Meeting
Vote by May 25, 2022 11:59 PM ET
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You invested in ON SEMICONDUCTOR CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 26, 2022.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2022. These materials contain important information. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote in Person at the Meeting*
May 26, 2022 8:00 a.m. local time
ON Semiconductor Corporation Principal Office 5005 East McDowell Road Phoenix, Arizona 85008
*You may obtain directions to be able to attend the Annual Meeting and vote in person by visiting onsemi’s website at www.onsemi.com. Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting V1.1 materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. To elect ten directors, each for a one-year term expiring at the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until the earlier time of their death, resignation or removal.
Nominees:
1a. Atsushi Abe For 1b. Alan Campbell For 1c. Susan K. Carter For 1d. Thomas L. Deitrich For 1e. Gilles Delfassy For 1f. Hassane El-Khoury For 1g. Bruce E. Kiddoo For 1h. Paul A. Mascarenas For 1i. Gregory L. Waters For 1j. Christine Y. Yan For
2. Advisory (non-binding) resolution to approve the compensation of our named executive officers. For
3. Ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for For the year ending December 31, 2022.
NOTE: To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
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